The Company And Summary Of Significant Accounting Policies And Estimates	6 Months Ended
Jan. 31, 2012
The Company And Summary Of Significant Accounting Policies And Estimates [Abstract]
The Company And Summary Of Significant Accounting Policies And Estimates

1. The Company and Summary of Significant Accounting Policies and Estimates

Business

Guidewire Software, Inc. (the "Company") was incorporated under the laws of the State of Delaware on September 20, 2001. The Company provides Internet-based software platforms for core insurance operations, including underwriting and policy administration, claim management and billing. The Company's customers include insurance carriers for property and casualty and workers' compensation insurance. The Company has wholly owned subsidiaries in Australia, Canada, France, Germany, Hong Kong, Italy, Ireland, Japan, Poland and the United Kingdom.

The Company offers a suite of applications to enable core P&C insurance operations comprised of the following products: PolicyCenter, ClaimCenter and BillingCenter. The Company also provides maintenance support and provides professional services to the extent requested by its customers.

Initial Public Offering

On January 30, 2012, the Company closed its initial public offering ("IPO") whereby 10,177,500 shares of common stock were sold to the public, including the underwriters' overallotment option of 1,327,500 shares of common stock, at a price of $13.00 per share. The Company received aggregate proceeds of approximately $123.0 million from the initial public offering, including the exercise of the underwriters' overallotment option, net of underwriters' discounts and commissions, but before deduction of offering expenses of approximately $3.7 million. Upon the closing of the IPO, all shares of the Company's outstanding convertible preferred stock automatically converted into 25,357,721 shares of common stock, and outstanding warrants to purchase 69,529 shares of convertible preferred stock at $5.03 per share remain outstanding and are contractually adjusted to purchase 69,529 shares of common stock at $5.03 per share. As of January 31, 2012, the Company had 51,275,725 shares of common stock issued and outstanding.

Basis of Presentation

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America ("U.S. GAAP") and include the accounts of the Company and its consolidated subsidiaries. All intercompany transactions and balances have been eliminated during consolidation.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions about future events that affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. Significant items subject to such estimates include revenue recognition, the useful lives of property and equipment, allowance for doubtful accounts, valuation allowance for deferred tax assets, stock-based compensation, income tax uncertainties and contingencies. These estimates and assumptions are based on management's best estimates and judgment. Management regularly evaluates its estimates and assumptions using historical experience and other factors; however, actual results could differ significantly from these estimates.

Foreign Currency Translation

The functional currency of the Company's foreign subsidiaries is their respective local currency. The Company translates all assets and liabilities of foreign subsidiaries to U.S. dollars at the current exchange rate as of the applicable consolidated balance sheet date. Revenues and expenses are translated at the average exchange rate prevailing during the period. The effects of foreign currency translations are recorded in accumulated other comprehensive loss as a separate component of stockholders' deficit in the accompanying consolidated statement of stockholders' equity (deficit). Realized gains and losses from foreign currency transactions are recorded as other income (expense) in the consolidated statements of operations.

Unaudited Interim Financial Information

The accompanying interim consolidated balance sheet as of January 31, 2012, the consolidated interim statements of operations and cash flows during the six months ended January 31, 2011 and 2012 and the interim consolidated statements of stockholders' equity (deficit) and comprehensive income (loss) during the six months ended January 31, 2012 are unaudited. The unaudited interim consolidated financial statements have been prepared on a basis consistent with the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's consolidated financial position as of January 31, 2012 and its consolidated statements of income and cash flows during the six months ended January 31, 2011 and 2012. The financial data and the other financial information disclosed in these notes to the consolidated financial statements related to the six months ended January 31, 2011 and 2012 are also unaudited. The consolidated statements of operations during the six months ended January 31, 2012 are not necessarily indicative of the results to be expected during the year ending July 31, 2012 or for any other future annual or interim period.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less from dates of purchase to be cash equivalents. The Company's cash equivalents are comprised of money market funds and are maintained with high quality financial institutions.

Restricted Cash

Restricted cash includes money market funds or revolving short-term certificates of deposit held as deposits for certain leased offices and as collateral for letters of credit required by certain customers to secure contractual commitments and prepayments.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the related assets. Maintenance and repairs that do not extend the life or improve an asset are expensed in the period incurred.

The estimated useful lives of property and equipment are as follows:

Computer hardware	3 years
Software	3 years
Furniture and fixtures	3 years
Leasehold improvements	Shorter of the lease term or estimated useful life

Product Development Costs

Certain software development costs incurred subsequent to the establishment of technological feasibility are subject to capitalization and amortized over the estimated lives of the related products. Technological feasibility is established upon completion of a working model. Through January 31, 2012, costs incurred subsequent to the establishment of technological feasibility have been immaterial, and therefore, all software development costs have been charged to research and development expense in the accompanying consolidated statements of income as incurred.

Identified Intangible Assets

Identified intangible assets represent a group of five patents acquired during June 2011 and are amortized over the period representing the weighted average of their remaining patent lives and economic benefit, which is the expected period of related economic benefit. Identified intangible assets are classified within "Other assets" in the Consolidated Balance Sheets.

Impairment of Long-Lived Assets

The Company evaluates its long-lived assets, consisting of property and equipment and patents for indicators of possible impairment when events or changes in circumstances indicate that the carrying amount of certain assets may not be recoverable. Impairment exists if the carrying amounts of such assets exceed the estimates of future net undiscounted cash flows expected to be generated by such assets. Should impairment exist, the impairment loss would be measured based on the excess carrying value of the assets over the estimated fair value of the assets. The Company has not written down any of its long-lived assets as a result of impairment during any of the periods presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents with high quality financial institutions with investment grade ratings. The Company markets its products and services in the United States and in foreign countries through its direct sales force.

There were no single customers that accounted for 10% or more of the Company's revenues during the years ended July 31, 2009, 2010, 2011 and the six months ended January 31, 2011 and 2012 or total accounts receivable as of July 31, 2010. The Company had one customer that accounted for 12% of total accounts receivable as of July 31, 2011. The Company had another customer that accounted for 11% of total accounts receivable as of January 31, 2012.

Accounts Receivable and Allowance for Doubtful Accounts

The Company performs ongoing credit evaluations of its customers. Accounts receivable are recorded at invoiced amounts, net of the Company's estimated allowances for doubtful accounts. The allowance for doubtful accounts is estimated based on an assessment of the Company's ability to collect on customer accounts receivable. The Company regularly reviews the allowance by considering certain factors such as historical experience, industry data, credit quality, age of accounts receivable balances and current economic conditions that may affect a customer's ability to pay. In cases where the Company is aware of circumstances that may impair a specific purchaser's ability to meet their financial obligations, the Company records a specific allowance against amounts due from the customer and thereby reduces the net recognized receivable to the amount the Company reasonably believes will be collected. There is judgment involved with estimating the Company's allowance for doubtful accounts and if the financial condition of its customers were to deteriorate, resulting in their inability to make the required payments, the Company may be required to record additional allowances or charges against revenues. The Company writes-off accounts receivable against the allowance when it determines a balance is uncollectible and no longer actively pursues collection of the receivable. The Company's accounts receivable are not collateralized by any security. The following table summarizes the accounts receivable allowance activity:

	Balance at Beginning of Period	Additions: Charged to Expense	Deductions: Benefits From Late Collections	Balance at End of Period
	(in thousands)
Six months ended January 31, 2012 (unaudited):
Accounts receivable allowance	$—	$—	$—	$—

Year ended July 31, 2011:
Accounts receivable allowance	$—	$—	$—	$—

Year ended July 31, 2010:
Accounts receivable allowance	$427	$5	$432	$—

Year ended July 31, 2009:
Accounts receivable allowance	$1,122	$—	$695	$427

Fair Value of Financial Instruments

The carrying values of the Company's financial instruments, principally cash equivalents, accounts receivable, restricted cash and accounts payable approximated their fair values due to the short period of time to maturity or repayment. Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The current accounting guidance for fair value measurements defines a three-level valuation hierarchy for disclosures as follows:

Level I—Unadjusted quoted prices in active markets for identical assets or liabilities;

Level II—Inputs other than quoted prices included within Level I that are observable, unadjusted quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; and

Level III—Unobservable inputs that are supported by little or no market activity, which requires the Company to develop its own assumptions.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The Company's cash equivalents and restricted cash are classified as Level I because they are valued using quoted market prices.

Revenue Recognition

The Company enters into arrangements to deliver multiple products or services (multiple-elements). The Company applies software revenue recognition rules and allocates the total revenues among elements based on vendor-specific objective evidence, or VSOE, of fair value of each element.

Revenues are derived from three sources:

(i)	License fees, related to term (or time-based) and perpetual software license revenue;

(ii)	Maintenance fees, related to email and phone support, bug fixes and unspecified software updates and upgrades released when, and if available during the maintenance term; and

(iii)	Services fees, related to professional services related to implementation of our software, reimbursable travel and training.

Revenues are recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists. Evidence of an arrangement consists of a written contract signed by both the customer and management prior to the end of the period.

•

Delivery or performance has occurred.    The Company's software is delivered electronically to the customer. Delivery is considered to have occurred when the Company provides the customer access to the software along with login credentials.

•

Fees are fixed or determinable.    Arrangements where a significant portion of the fee is due beyond 90 days from delivery are not considered to be fixed or determinable. Revenues from such arrangements is recognized as payments become due, assuming all other revenue recognition criteria have been met. Fees from term licenses are generally due in equal annual installments over the term of the agreement beginning on the effective date of the license. Accordingly, fees from term licenses are not considered to be fixed or determinable until they become due.

•

Collectability is probable.    Collectability is assessed on a customer-by-customer basis, based primarily on creditworthiness as determined by credit checks and analysis, as well as customer payment history. Payment terms generally range from 30 to 90 days from invoice date. If it is determined prior to revenue recognition that collection of an arrangement fee is not probable, revenues are deferred until collection becomes probable or cash is collected, assuming all other revenue recognition criteria are satisfied.

VSOE of fair value does not exist for software licenses; therefore, for all arrangements that do not include services that are essential to the functionality of the software the Company allocates revenues to software licenses using the residual method. Under the residual method, the amount recognized for license fees is the difference between the total fixed and determinable fees and the VSOE of fair value for the undelivered elements under the arrangement.

The VSOE of fair value for elements of an arrangement is based upon the normal pricing and discounting practices for those elements when sold separately. VSOE of fair value for maintenance is established using the stated maintenance renewal rate in the customer's contract. The Company generally enters into term licenses ranging from 3 to 7 years. For term licenses with a duration of one year or less, no VSOE of fair value for maintenance exists. The Company began using stated maintenance renewal rates in customers contracts during fiscal year 2008. Prior to that, customers contracts did not have stated maintenance renewal rates and the Company was unable to establish VSOE of maintenance. VSOE of fair value for services is established if a substantial majority of historical stand-alone selling prices for a service fall within a reasonably narrow price range.

If VSOE of fair value for one or more undelivered elements does not exist, the total arrangement fee is not recognized until delivery of those elements occurs or when VSOE of fair value is established. If the undelivered elements are all service elements and VSOE of fair value does not exist for one or more service element, the total arrangement fee is recognized ratably over the longest service period starting at software delivery, assuming all the related services have been made available to the customer.

When implementation services are sold with a license arrangement, we evaluate whether those services are essential to the functionality of the software. Prior to fiscal year 2008, implementation services were determined to be essential to the software because the implementation services were generally not available from other third party vendors. By the beginning of fiscal year 2008, third party vendors were providing implementation services for ClaimCenter and it was concluded that implementation services generally were not essential to the functionality of the ClaimCenter software. By the beginning of fiscal year 2011, third party vendors were providing implementation services for PolicyCenter and BillingCenter and it was concluded that implementation services were no longer essential to the functionality of the PolicyCenter and BillingCenter software.

In cases where professional services are deemed to be essential to the functionality of the software, the arrangement is accounted for using contract accounting until the essential services are complete. If reliable estimates of total project costs and the extent of progress toward completion can be made, the Company applies the percentage-of-completion method in recognizing the arrangement fee. The percentage toward completion is measured by using the ratio of service billings to date compared to total estimated service billings for the consulting services. Service billings approximate labor hours as an input measure since they are billed monthly on a time and material basis. For term licenses with license fees due in equal installments over the term, the license revenues subject to percentage of completion recognition includes only those payments that are due and payable within the reporting period. The fees related to the maintenance are recognized over the period the maintenance is provided.

When VSOE for maintenance has not been established and the arrangement includes implementation services are deemed essential to the functionality of the software and it is reasonably assured that no loss will be incurred under the arrangement, revenues are recognized pursuant to the zero gross margin method. Under this method, revenues recognized are limited to the costs incurred for the implementation services. As a result, billed license and maintenance fees and the profit margin on the professional services are generally deferred until the essential services are completed and then recognized over the remaining term of the maintenance period.

If the Company cannot make reliable estimates of total project implementation and it is reasonably assured that no loss will be incurred under such arrangements, the zero profit margin method is applied whereby an amount of revenues equal to the incurred costs of the project is recognized as well as the incurred costs, producing a zero margin until project estimates become reliable. The percentage-of-completion method is applied when project estimates become reliable, resulting in a cumulative effect adjustment for deferred license revenues to the extent of progress toward completion, and the related deferred professional service margin is recognized in full as revenues.

Such cumulative effect adjustment for license revenues was $2.4 million and $0.4 million for fiscal years 2010 and 2011, respectively, and $0.4 million and $0.8 million for the six months ended January 31, 2011 and 2012, respectively, and for service revenues was $2.4 million and $0.3 million for fiscal years 2010 and 2011, respectively, and $0.3 million and $0.7 million for the six months ended January 31, 2011 and 2012, respectively. There was no material cumulative effect adjustments for fiscal year 2009.

Deferred Revenues

Deferred revenues represents amounts billed to or collected from customers for which the related revenues have not been recognized because one or more of the revenue recognition criteria have not been met. The current portion of deferred revenues represents the amount that is expected to be recognized as revenues within one year from the balance sheet date. The Company generally invoices fees for licenses and maintenance to its customers in annual installments payable in advance. Accordingly, the deferred revenues balance does not represent the total contract value of annual or multi-year, non-cancellable arrangements.

Sales Commissions

Sales commissions are recognized as an expense when earned by the sales representative, generally occurring at the time the customer order is signed. Substantially all of the effort by the sales force is expended through the time of closing the sale, with limited to no involvement thereafter.

Warranties

The Company generally provides a warranty for its software products and services to its customers for periods ranging from 3 to 12 months. The Company's software products are generally warranted to be free of defects in materials and workmanship under normal use and the products are also generally warranted to substantially perform as described in published documentation. The Company's services are generally warranted to be performed in a professional manner and to materially conform to the specifications set forth in the related customer contract. In the event there is a failure of such warranties, the Company generally will correct the problem or provide a reasonable workaround or replacement product. If the Company cannot correct the problem or provide a workaround or replacement product, then the customer's remedy is generally limited to refund of the fees paid for the nonconforming product or services. The Company has not incurred any warranty expenses since inception.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and foreign currency translation adjustments. Total comprehensive income (loss) is presented in the consolidated statements of stockholders' equity (deficit) and comprehensive income (loss).

Advertising Costs

Advertising costs are expensed as incurred and amounted to approximately $159,000, $244,000, $261,000, $107,000 and $71,000 during the years ended July 31, 2009, 2010, 2011 and the six months ended January 31, 2011 and 2012, respectively.

Stock-Based Compensation

The Company recognizes compensation expense related to its stock options and restricted stock units, or RSUs, granted to employees based on the estimated fair value of the awards on the date of grant, net of estimated forfeitures. The RSUs are subject to time-based vesting, which generally occurs over a period of four years, and a performance-based condition, which will be satisfied upon the first to occur of the sale of our business or 180 days after our initial public offering. If an employee terminates employment from the Company prior to the occurrence of the performance-based condition, the employee does not forfeit the RSUs to the extent the time-based vesting requirements were satisfied prior to termination. The awards expire 10 years from the grant date. We estimate the grant date fair value, and the resulting stock-based compensation expense, of our stock options using the Black-Scholes option-pricing model. The grant date fair value of the stock-based awards is generally recognized using the accelerated multiple option approach over the requisite service period, which is generally the vesting period of the respective awards. Compensation cost for RSUs is recognized over the time-based vesting period regardless of the occurrence of the performance-based condition since this condition is not subject to employment.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a valuation allowance to reduce deferred tax assets to an amount whose realization is more likely than not.

On August 1, 2007, the Company adopted new accounting guidance related to accounting for uncertainties in income taxes. The new guidance provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions must meet a more likely than not recognition threshold at the effective date to be recognized upon the adoption of the new guidance and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense in its consolidated statement of income.

Net Income (Loss) per Share Attributable to Common Stockholders

The Company's basic net income (loss) per share attributable to common stockholders is calculated by dividing the net income (loss) attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. The diluted net income (loss) per share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period. For purposes of this calculation, convertible preferred stock, options to purchase common stock and restricted stock units are considered to be common stock equivalents.

Because the Company has issued securities other than common stock that participate in dividends with the common stock, or participating securities, it is required to apply the two-class method to compute the net income (loss) per share attributable to common stockholders. The Company determined that it has participating securities in the form of noncumulative convertible preferred stock that share in dividends with common stock. The two-class method requires that the Company calculate the net income per share using net income attributable to the common stockholders which will differ from the Company's net income. Net income attributable to the common stockholders is generally equal to the net income less assumed periodic preferred stock dividends with any remaining earnings, after deducting assumed dividends, to be allocated on a pro rata basis between the outstanding common and preferred stock as of the end of each period.

Reclassifications

Certain accounts in the Company's financial statements for the years ended July 31, 2009 and 2010 have been reclassified in order to conform to the year ended July 31, 2011 presentation. Such reclassifications do not have an impact on the Company's consolidated financial statements.

Recent Accounting Pronouncements

Comprehensive Income

In June 2011 authoritative guidance that addresses the presentation of comprehensive income in interim and annual reporting of financial statements was issued. The guidance is intended to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Such changes in stockholders' equity will be required to be disclosed in either a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance will be effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and should be applied retrospectively for all periods presented. Early adoption is permitted. This new guidance impacts how the Company reports its comprehensive income only, and will have no effect on its results of operations, financial position or liquidity upon its required adoption by the Company on August 1, 2012.